                                                                  Exhibit 10.2.1


                                                                  EXECUTION COPY

                                AMENDMENT NO. 1

                                      TO

                           ASSET PURCHASE AGREEMENT


     This Amendment No. 1 (the "Amendment") is entered into as of June 12, 2001, by and among (i) Applied Extrusion Technologies, Inc., a Delaware corporation (the "Buyer"), and (ii) QPF, LLC, a Mississippi limited liability company (the "Seller"), and Hood Companies, Inc., a Mississippi corporation (the "Parent"; each of the Seller and the Parent is sometimes referred to herein as "Selling Party" and collectively as the "Selling Parties"). The Buyer and the Selling Parties are collectively referred to herein as the "Parties."

     The Parties entered into an Asset Purchase Agreement dated as of May 3, 2001. The Parties now desire to enter into this Amendment in order to amend and supplement certain of the terms and provisions of such Asset Purchase Agreement. Such Asset Purchase Agreement as in effect immediately prior to the effectiveness of this Amendment is referred to herein as the "Prior Agreement", and such Asset Purchase Agreement as in effect immediately after the effectiveness of this Amendment is referred to herein as the "Amended Agreement."

     The purposes of this Amendment include, without limitation, to remove from the Amended Agreement all references to the Purchase Note and the Purchase Security Agreement, to provide for the Closing to occur on June 19, 2001 and to provide that, notwithstanding the Closing on June 19, 2001, the Seller will continue to operate the assets to be transferred to the Buyer under the Amended Agreement until June 30, 2001, when title to such assets shall be transferred to the Buyer.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1.   Definitions. Terms defined in the Amended Agreement and not otherwise
     -----------
defined herein are used herein with the meanings so defined.

2.   Amendments to Prior Agreement. Effective as of the date of this Amendment,
     -----------------------------
the Prior Agreement is hereby amended as follows:

     2.1.  Defined Terms. Section 1.1 of the Prior Agreement is amended as
           -------------
           follows:

           (a) The definitions of "Purchase Note" and "Purchase Security Agreement" are deleted.

           (b) The definition of "Note" is amended to read in its entirety as follows:

                "Note" means the Inventory Note.

           (c) The definition of "Security Agreement" is amended to read in its entirety as follows:

                "Security Agreement" means the Inventory Security Agreement.

     2.2.  Section 2.5. Section 2.5 of the Prior Agreement is amended to
           ------------
read in its entirety as follows:

           2.5. Purchase Price.  In consideration for the Acquired Assets, the
                --------------
     Buyer agrees to assume the Assumed Liabilities and to deliver to the Seller as set forth below in this (S) 2.5, (i) $15,000,000 (the "Asset Purchase Price") plus (ii) a note, in substantially the form attached hereto as
             ----
     Exhibit C (the "Inventory Note"), payable to the Buyer in an amount equal to the sum of the Raw Materials and Supply Inventory Amount plus the Work-
                                                                 ----
     in-Process and Finished Goods Inventory Amount, ((i) and (ii) together, the "Purchase Price").

                (a) The Purchase Price shall be payable by the Buyer to the Seller as follows:

                    (i) Concurrently with the execution and delivery of this Agreement, the Buyer is delivering to the Seller, by wire transfer of immediately available funds, the amount of $2,000,000 (the "Deposit") in prepayment of a portion of the Asset Purchase Price. The Seller shall be entitled to retain the Deposit whether or not the Closing actually occurs, unless any of the following shall have occurred: (A) the Seller shall have failed to issue a WARN notice with respect to all of the employees at the Streamwood facility not more than five (5) Business Days after the date hereof; (B) the Seller shall have failed to publicly announce the transactions contemplated hereby not more than five (5) Business Days after the date hereof; (C) after the date hereof, the Seller shall have failed to provide the Buyer and its representatives with full access to the Streamwood Facility, all of the Acquired Assets and all employees engaged in the Business; or (D) the Selling Parties shall have failed to assist the Buyer in conducting an orderly transition of the Business from the Seller to the Buyer in accordance with the last sentence of (S) 5.3; provided, however,
                                                              --------  -------
                that, if the Closing shall not occur by virtue of either (A) a willful or grossly negligent failure by either of the Selling Parties to satisfy any condition set forth in (S) 6.1 or (B) the Buyer having terminated this Agreement pursuant to (S) 10.1(b) and if a basis for such termination arose by virtue of a willful or grossly negligent act, failure to act or omission by either of the Selling Parties, then the Seller shall promptly, and in any event within two (2) Business Days, return the Deposit to the Buyer.


                    (ii) Concurrently with the execution and delivery of this
                Agreement, the Buyer is delivering to State Street Bank and Trust Company, as Escrow Agent (the "Escrow Agent"), pursuant to the Escrow Agreement in substantially the form attached hereto as Exhibit M (as from time to time in effect, the

                "Escrow Agreement") the amount of $4,000,000 (the "Escrow Amount"). Such funds shall be held by the Escrow Agent in accordance with the terms of the Escrow Agreement and shall be delivered to the Seller at the Closing in payment of a portion of the Asset Purchase Price. The Seller shall be paid the Escrow Amount whether or not the Closing actually occurs, unless the Closing shall not occur by virtue of either (A) a failure by the Selling Parties to satisfy any condition set forth in (S) 6.1 or
                (B) the Buyer having terminated this Agreement pursuant to (S) 10.1(b), in which event the Escrow Amount shall be returned to the Buyer.

                    (iii) At the Closing, the Buyer shall pay the balance of the Asset Purchase Price ($9,000,000) by delivering to the Seller, by wire transfer to such account as the Seller may specify not less than two Business Days prior to the Closing, immediately available funds in the amount of $9,000,000.

                    (iv) On June 30, 2001, the Buyer shall execute and deliver to the Seller the Inventory Note. The Buyer's payment of the Inventory Note shall be secured by a security interest in the Inventory pursuant to an Inventory Security Agreement (the "Inventory Security Agreement") in substantially the form of Exhibit D hereto, which the Buyer shall execute and deliver to the Seller on June 30, 2001.

                (b) The Buyer will use its reasonable commercial efforts to consume or sell the Inventory. The Buyer will remit cash payments to the Seller in the amount of the purchase price paid by the Buyer for any Inventory determined pursuant to Exhibit E which is consumed or sold, such payments to be made at the time the Buyer moves such Inventory from a facility under the control of the Seller. Each such payment shall automatically reduce the balance outstanding on the Inventory Note by the amount of such payment, and the Buyer shall pay the outstanding balance on the Inventory Note, if any, to the Seller on the date which is 230 days after June 30, 2001.

    2.3.  Section 2.6. Section 2.6 of the Prior Agreement is amended to read
          -----------
in its entirety as follows:

          2.6.  Inventory Amount Calculations.
                -----------------------------

                (a) Raw Materials and Supply Inventory. On June 30, 2001, the
                    ----------------------------------
          Buyer and the Seller shall together conduct a physical count of that portion of raw materials and supply inventory acquired and held by the Seller for use in the Business in the Ordinary Course of Business that will not be slow moving or obsolete as of June 30, 2001. The Seller shall prepare, and shall furnish to the Buyer on June 30, 2001, a certificate, executed by the Chief Financial Officer of the Seller, that sets forth the aggregate cost of such raw materials and supply inventory calculated in accordance with Exhibit E (the "Raw Materials and Supply Inventory Amount") and that sets forth the book value of such raw materials and supply inventory calculated in accordance with GAAP.

                (b)  Work-in-Process and Finished Goods Inventories.  On June
                     ----------------------------------------------
          30, 2001, the Buyer and the Seller shall together conduct a physical count of work-in-process inventory and finished goods inventory acquired and held by the Seller for use in the Business in the Ordinary Course of Business. The Seller shall prepare, and shall furnish to the Buyer on June 30, 2001, a certificate, executed by the Chief Financial Officer of the Seller, that sets forth the aggregate cost of such work-in-process and finished goods inventory calculated in accordance with Exhibit E (the "Work-in-Process and Finished Goods Inventory Amount") and that sets forth the book value of such work-in-process and finished goods inventory calculated in accordance with GAAP.

    2.4.  Section 2.7. Section 2.7 of the Prior Agreement is amended to read in
          -----------
its entirety as follows:

          2.7.  Determination of Amounts.  The Buyer and the Seller, on June 30,
                ------------------------
    2001, will agree upon each of the Raw Materials and Supply Inventory Amount and the Work-in-Process and Finished Goods Inventory Amount. The principal amount of the Inventory Note shall be equal to the sum of the Raw Materials and Supply Inventory Amount plus the Work-in-Process and Finished Goods
                                ----
    Inventory Amount. If the Parties disagree as to any of such amounts: (a) the Buyer and the Seller shall each deliver to the other its determination of the sum of the Raw Materials and Supply Inventory Amount plus the Work-
                                                             ----
    in-Process and Furnished Goods Inventory Amount (each a "Disputed Amount");
    (b) the Buyer shall deliver to the Seller the Inventory Note in an amount equal to (x) the sum of the Buyer's Disputed Amount plus the Seller's
                                                        ----
    Disputed Amount divided by (y) 2.0; (c) PricewaterhouseCoopers (the
                    ----------
    "Independent Accountant") shall review the Disputed Amounts and shall, within ten (10) days of June 30, 2001, select either the Buyer's Disputed Amount or the Seller's Disputed Amount as most closely being equal to the sum of the actual Raw Materials and Supply Inventory Amount plus the Work-
                                                                ----
    in-Process and Finished Goods Inventory Amount, and this determination will be final and binding on the Parties; (d) the Parties shall co-operate with the Independent Accountant in responding to requests for information; (e) the expenses of the Independent Accountant shall be borne by the Party whose Disputed Amount was not so selected by the Independent Accountant; and (f) the Buyer shall deliver to the Seller a new Inventory Note reflecting the Disputed Amount chosen by the Independent Accountant in exchange for the Inventory Note delivered to the Seller at June 30, 2001, which the Seller shall deliver to the Buyer marked "Cancelled".

    2.5.  Section 2.8.  Section 2.8 of the Prior Agreement is amended by
          -----------
substituting the date "June 19, 2001" for the date "June 29, 2001" appearing therein.

    2.6.  Section 2.9. Section 2.9 of the Prior Agreement is amended to read
          -----------
in its entirety as follows:

          2.9.  Deliveries at the Closing.
                -------------------------

                (a) At the Closing, the Selling Parties will deliver to the Buyer properly executed and acknowledged, if requested by the Buyer, (i) the Bill of Sale in the form attached hereto as Exhibit G and the Assignment and Assumption Agreement in the
        form attached hereto as Exhibit H, (ii) the various certificates, instruments, and documents referred to in (S) 6.1 and elsewhere herein,
        (iii) such other instruments of sale, transfer, conveyance and assignment as the Buyer and its counsel may reasonably request.

                (b) At the Closing, the Buyer will deliver to the Selling Parties properly executed and acknowledged, if requested by the Selling Parties, (i) the Assignment and Assumption Agreement in the form attached hereto as Exhibit H, (ii) the various certificates, instruments, and documents referred to in (S) 6.2 and elsewhere herein,
        (iii) such other instruments of sale, transfer, conveyance and assignment as the Selling Parties and their counsel may reasonably request, and (iv) the consideration specified in (S) 2.5 to be delivered by the Buyer to the Seller at the Closing.

                (c) On or prior to June 30, 2001, the Seller shall collect and assemble all of the Acquired Assets which are tangible into the Streamwood Facility, provided that finished goods Inventory may continue
                             --------
        to be stored with warehousemen and at the locations specified by the Seller in a certificate given by the Seller to the Buyer at the Closing.

                (d) It is understood and agreed that, although the Buyer will acquire title to, and ownership of, all of the Acquired Assets on June 30, 2001, the Acquired Assets not constituting Inventory shall remain in the possession of the Seller after such date and, in the case of such Acquired Assets as are tangible, located at the Streamwood Facility, provided that the Buyer shall be entitled to possession of any thereof as from time to time may be requested by the Buyer after June 30, 2001. The Seller shall take all actions reasonably requested by the Buyer in order to identify such Acquired Assets as the property of the Buyer. The Buyer agrees that it shall remove all Inventory from the Streamwood Facility within 120 days after June 30, 2001.

   2.7. Addition of Section 2.12. The Prior Agreement is amended by adding
        ------------------------
thereto a new Section 2.12 which shall read in its entirety as follows:

        2.12.  Continuing Operations. The Parties agree that, notwithstanding
               ---------------------
   the occurrence of the Closing, the Seller shall continue to have title to and possession of all of the Acquired Assets until June 30, 2001, and shall continue to operate the Acquired Assets to produce Inventory between the Closing and June 30, 2001. The Seller shall be responsible for all Losses arising out of or related to the conduct of the Business or the ownership of the Acquired Assets until title to the Acquired Assets is transferred to the Buyer in accordance with the terms hereof. On and as of June 30, 2001, except solely to the extent required to comply with (S) 5.10, the Selling Parties shall have: (i) ceased all manufacturing operations at the Streamwood Facility; (ii) closed the Streamwood Facility in accordance with (S) 5.12; and (iii) terminated the employment of all of the employees of the Seller except those employees that are to be retained by the Seller.

   2.8. Section 5.10.  Section 5.10 of the Prior Agreement is amended by
        ------------
substituting the phrase "June 30, 2001" for the phrase "the Closing Date" each place where it appears therein.

     2.9.  Section 5.11.  Section 5.11 of the Prior Agreement is amended by
           ------------
substituting the phrase "June 30, 2001" for the phrase "the Closing Date" each place where it appears therein. The first paragraph of Section 5.11 is amended to read in its entirety as follows:

           5.11.  Accounts Receivable.  For a period not exceeding six (6)
                  -------------------
     months after June 30, 2001, the Buyer shall be responsible for managing the collection of accounts receivable retained by the Seller and relating to the Business; provided, however, that the Buyer shall not be responsible
                   --------  -------
     for managing the collection of accounts receivable retained by the Seller and listed on Exhibit N and, provided, further, that the Buyer shall not be
                                  --------  -------
     required to condition any sale to a customer on the payment by such customer of all or any part of such an account receivable, commence any collection proceedings in the nature of litigation, or take any other action which is or may be adverse to such customer or the Buyer's relationship with such customer.

     2.10.  Section 5.12.  Section 5.12 of the Prior Agreement is amended to
            ------------
read in its entirety as follows:

            5.12.  Closing of Streamwood Facility; Maintenance, Storage, Removal
                   -------------------------------------------------------------
     and Shipment of Acquired Assets.
     ---------------------------------

                   (a) The parties acknowledge that the Acquired Assets are located on real property and in buildings which, at and after June 30, 2001, either will be owned by Seller or will be owned by a third party to which Seller has sold such real property and buildings (the "Third Party Owner") either as of June 30, 2001 or sometime after June 30, 2001. The parties further acknowledge that, as of June 30, 2001, substantially all of the Acquired Assets which are tangible (excluding Inventory which is held in third party warehouses or on consignment) will be located at the Streamwood Facility.

                   (b) On or prior to June 30, 2001, Seller shall discontinue all manufacturing activities at the Streamwood Facility, except for its slitting and shipping operations, as contemplated in Section
            5.10 hereof, and except as may be mutually agreed to in writing by the parties.

                   (c) Seller shall, and (if applicable) shall cause the Third Party Owner to, continue to allow the Acquired Assets to remain in the Streamwood Facility as follows:

                        (i) Seller shall, and (if applicable) shall cause the Third Party Owner to, continue to allow the Acquired Assets to remain in the Streamwood Facility for a period of not less than six (6) months after June 30, 2001; provided that any
                                                            --------
                   Inventory at the Streamwood Facility will be removed in accordance with (S) 2.9(d) hereof. At such time as the Acquired Assets are no longer allowed to remain in the Streamwood Facility pursuant to the immediately preceding sentence, the Buyer will remove all Acquired Assets from the Streamwood Facility in accordance with the other provisions of this (S) 5.12.

                        (ii) Intentionally Omitted.

                        (iii) Seller will, and will (if applicable) cause the Third Party Owner to, from time to time allow Buyer reasonable access to the Acquired Assets for the express intent of selling or moving all or a portion of the Acquired Assets.

            When the Asset Purchase Price is paid in full at Closing, Seller shall, and (if applicable) shall cause the Third Party Owner to, give Buyer and its representatives all reasonable access to the Acquired Assets for the purposes of dismantling, crating and shipping any equipment included in the Acquired Assets. From and after June 30, 2001, Seller shall use reasonable efforts to keep Seller's employees, agents and representatives away from the Acquired Assets to the extent that they remain in Seller's Streamwood Facility, except as contemplated in Section 5.10 hereof. From and after June 30, 2001, Buyer shall be solely responsible for the Acquired Assets, including without limitation the protection and insuring thereof and all Taxes relating thereto.

                    (d) Seller shall, and (if applicable) shall cause the Third Party Owner to, maintain all insurance, security, services and utilities relating to the Streamwood Facility so long as any of the Acquired Assets remain therein, and, prior June 30, 2001, Seller shall maintain all insurance on the Acquired Assets on the same terms and conditions as such insurance exists on the date hereof.

                    (e)  Intentionally Omitted.

                    (f) When Buyer removes the Acquired Assets from the Streamwood Facility, Buyer shall not be required to restore or repair those areas of the Streamwood Facility which may be required to be damaged in order to separate and remove the Acquired Assets from the Streamwood Facility. Notwithstanding the immediately preceding sentence, Buyer shall be responsible for any and all other damage caused by Buyer, its employees, agents and contractors to the Streamwood Facility other than such damage as may be reasonably necessary in connection with the separation and removal of the Acquired Assets from the Streamwood Facility.

                    (g) Prior to commencing removal of any of the Acquired Assets, Buyer shall furnish to the Selling Parties and (if applicable) the Third Party Owner certificates of insurance from Buyer's insurance carrier and from the insurance carrier of the Person which is to perform the removal activity. Such certificates of insurance shall be in such amounts and with such deductibles as may be reasonably required by the Selling Parties and (if applicable) the Third Party Owner; provided, however, that such
                                               --------  -------
            amounts of coverage and deductibles must be reasonable in light of the removal activity to be performed and shall name the Selling Parties and (if applicable) the Third Party Owner as an additional insured.

                    (h) Each Person, including without limitation Buyer, which is removing any of the Acquired Assets shall carry workers compensation as required by the law of the State of Illinois and shall furnish evidence of the same to the Selling Parties and (if applicable) the Third Party Owner prior to commencing any work at the Streamwood Facility.

                    (i) All Persons while on the Streamwood Facility shall comply with all Federal, state and local laws, rules and regulations and shall further comply with Seller's and (if applicable) the Third Party Owner's reasonable general safety rules while on the Streamwood Facility.

                    (j) After June 30, 2001, the Selling Parties and (if applicable) the Third Party Owner shall have no obligation whatsoever to maintain, repair and replace any Equipment included in the Acquired Assets, including but not limited to the Equipment used for the slitting and shipping operations contemplated in Section
            5.10 hereof and any Equipment used for manufacturing if the parties have mutually agreed in writing to continue manufacturing operations after June 30, 2001. Buyer specifically understands, agrees and acknowledges that from and after June 30, 2001, all costs and expenses for repairing and maintaining repairing the Equipment shall be at the sole cost and expense of Buyer and all obligation to repair and maintain the Equipment shall be the sole responsibility of Buyer.

                    (k) Buyer agrees to save harmless and indemnify the Selling Parties and their successors and assigns for any loss, cost, damage or injury arising or resulting from acts or omissions of the Buyer or its agents in connection with their activities in the Streamwood Facility and all work and activities undertaken by the Buyer pursuant to this Agreement shall be undertaken by qualified personnel. Buyer agrees to use reasonable commercial efforts to obtain the agreement of any third party contractors performing work on Buyer's behalf at the Streamwood Facility to indemnify the Selling Parties and their successors and assigns for any loss, cost, damage or injury arising or resulting from acts or omissions of such third party contractor. The provisions of this (S) 5.12(k) are in addition to the indemnities provided elsewhere in this Agreement.

                    (l) Each Selling Party, jointly and severally with the other Selling Party, agrees to save harmless and indemnify the Buyer and its successors and assigns for any loss, cost, damage or injury arising or resulting from acts or omissions of either Selling Party or the agents of either of them in connection with their activities in the Streamwood Facility and all work and activities undertaken by each Selling Party pursuant to this Agreement shall be undertaken by qualified personnel. Each Selling Party agrees to use reasonable commercial efforts to obtain the agreement of any third party contractors performing work on behalf of either Selling Party at the Streamwood Facility to indemnify the Buyer and its successors and assigns for any loss, cost, damage or injury arising or resulting from acts or omissions of such third party contractor. The provisions of this (S) 5.12(l) are in addition to the indemnities provided elsewhere in this Agreement.

     2.11.  Section 5.14. Section 5.14 of the Prior Agreement is amended to
            ------------
read in its entirety as follows:

            5.14.  Intentionally Omitted.
                   ---------------------

     2.12.  Section 6.1(c). Section 6.1(c) of the Prior Agreement is amended
            --------------
to read in its entirety as follows:

            (c)  Intentionally Omitted.
                 ---------------------

     2.13.  Exhibits.
            --------

            (a)  Exhibits A and B to the Prior Agreement are hereby deleted.

            (b) Exhibits G and H are amended to read in their entirety as set forth in Exhibits G and H, respectively, to this Amendment.

            (c) The legal opinions attached as Exhibits K and L to the Prior Agreement will be modified as mutually agreed to by the Parties at Closing.

3.   Miscellaneous.
     -------------

     3.1.   Entire Agreement.  This Amendment and the Amended Agreement
            ----------------
(including the documents referred to herein and therein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     3.2.   Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     3.3.   Headings.  The section headings contained in this Agreement are
            --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     3.4.   Governing Law.  This Amendment shall be governed by and construed in
            -------------
accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     3.5.   Effect of Amendments.  Except as specifically amended hereby, the
            --------------------
Prior Agreement shall remain unchanged, and the Amended Agreement is hereby confirmed by each Party as being in full force and effect.

     3.6.   Severability.  Any term or provision of this Agreement that is
            ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     3.7.   Construction.  The Parties have participated jointly in the
            ------------
negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Amendment.

     3.8.  Incorporation of Exhibits.  The Exhibits identified in this
           -------------------------
Amendment are incorporated herein by reference and made a part hereof.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.


                       APPLIED EXTRUSION TECHNOLOGIES, INC.



                       By: /s/  Anthony J. Allott
                           __________________________________________


                       Title: Senior Vice President and
                              Chief Financial Officer
                              _______________________________________

                       HOOD COMPANIES, INC.


                       By: /s/ Larry D. Davis
                           __________________________________________


                       Title: Vice President
                              _______________________________________

                       QPF, LLC



                       By: /s/ Larry D. Davis
                           __________________________________________


                       Title: Vice President
                              _______________________________________

                                                                       EXHIBIT G

                                 BILL OF SALE

     BILL OF SALE, made, executed and delivered on June 19, 2001, by QPF, L.L.C., a Mississippi limited liability company (the "Seller"), to Applied Extrusion Technologies, Inc., a Delaware corporation (the "Buyer")

                             W I T N E S S E T H:

     WHEREAS, the Buyer and the Seller are parties to an Asset Purchase Agreement dated as of May 3, 2001 (the "Agreement") and Amendment No. 1 to the Agreement, dated as of June __, 2001 (the "Amendment"; the Agreement, as amended by the Amendment, the "Amended Agreement");

     WHEREAS, the Buyer and the Seller now desire to carry out the intent and purpose of the Amended Agreement by the Seller's execution and delivery to the Buyer of this instrument evidencing the sale, conveyance, assignment, transfer and delivery to the Buyer of the Acquired Assets (as defined in the Amended Agreement), subject to the Assumed Liabilities (as defined in the Amended Agreement); provided, however, that there shall be excluded all Excluded
            --------  -------
Liabilities (as defined in the Amended Agreement) and all Liabilities that are not specifically stated in the Amended Agreement to be Assumed Liabilities; and

     WHEREAS, it is the intention of the Buyer and the Seller that the Buyer will not assume the Assumed Liabilities and the Seller will not transfer title to the Acquired Assets until June 30, 2001, during which time the Seller will continue to operate the Acquired Assets pursuant to the Amended Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller does hereby sell, convey, assign, transfer and deliver unto the Buyer, effective on June 30, 2001, all of the Seller's right, title and interest in and to the Acquired Assets, subject to the Assumed Liabilities and free and clear of all Liens (as defined in the Amended Agreement), except as listed on Schedule 2.1(a) of the Amended Agreement.

     TO HAVE AND TO HOLD the Acquired Assets unto the Buyer, its successors and assigns, FOREVER.

     In the event that any provision of this Bill of Sale be construed to conflict with a provision in the Amended Agreement, the provision in the Amended Agreement shall be deemed to be controlling.

     This instrument shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Buyer and the Seller.

     This Bill of Sale shall be construed and enforced in accordance with the domestic substantive laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned has executed this instrument under seal of the Seller on the date first above written.

                                    QPF, LLC


                                    By:_____________________________
                                       Title:

                                                                       EXHIBIT H

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of June 19, 2001 (the "Assignment Agreement") by and between Applied Extrusion Technologies, Inc., a Delaware corporation (the "Buyer"), and QPF, L.L.C., a Mississippi limited liability company (the "Seller")

                             W I T N E S S E T H :

     WHEREAS, the Buyer and the Seller are parties to a Asset Purchase Agreement dated as of May 3, 2001 (the "Agreement") and Amendment No. 1 to the Agreement, dated as of June __, 2001 (the "Amendment"; the Agreement, as amended by the Amendment, the "Amended Agreement");

     WHEREAS, pursuant to the Amended Agreement, the Buyer agreed to assume certain liabilities and obligations of the Seller as are expressly described as being Assumed Liabilities in Section 2.3 of the Amended Agreement and the Seller agreed to retain all other liabilities of the Seller, including, without limitation, all Excluded Liabilities (as defined in the Amended Agreement);

     WHEREAS, it is the intention of the Buyer and the Seller to reflect the transfer of title of the Acquired Assets by the execution and delivery of this Assignment Agreement between the Seller and the Buyer; and

     WHEREAS, it is the intention of the Buyer and the Seller that the Buyer will not assume the Assumed Liabilities and the Seller will not transfer title to the Acquired Assets until June 30, 2001, during which time the Seller will continue to operate the Acquired Assets pursuant to the Amended Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Buyer and the Seller hereby agree as follows:

1. Terms defined in the Amended Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. The Seller hereby assigns to the Buyer, free and clear of all Liens (except as listed on Schedule 2.1(a) of the Amended Agreement), all of the Seller's right, title and interest in, to and under all Contractual Obligations and other property and assets constituting the Acquired Assets, effective as of June 30, 2001.

3. The Buyer hereby assumes all Liabilities of the Seller constituting the Assumed Liabilities, effective as of June 30, 2001. Notwithstanding anything to the contrary herein, or in any other writing delivered in connection herewith, the Buyer is not assuming and will not perform any Liabilities not specifically stated by the Amended Agreement to be Assumed Liabilities and, in particular, is not assuming and will not perform any of the Excluded Liabilities.

4. In the event that any provision of this Assignment Agreement be construed to conflict with a provision of the Amended Agreement, the provision in the Amended Agreement shall be deemed controlling.

5. This Assignment Agreement shall bind and shall inure to the benefit of the respective parties and their assigns, transferees and successors.

6. This Assignment Agreement shall be construed and enforced in accordance with the domestic substantive laws of the State of New York.

7. This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.



                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this instrument under seal as of the date first above written.

                              QPF, LLC


                              By: _____________________________
                                  Title:



                              APPLIED EXTRUSION TECHNOLOGIES, INC.


                              By: _____________________________
                                  Title:

                                                                       EXHIBIT N

                         Excluded Accounts Receivable


Packaging Products Corporation